EXHIBIT 32.2



                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                      OF PIONEER NATURAL RESOURCES COMPANY
                         PURSUANT TO 18 U.S.C. ss. 1350


     I, Richard P. Dealy, Executive Vice President and Chief Financial Officer of Pioneer Natural Resources Company (the "Company"), hereby certify that the accompanying Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 and filed with the Securities and Exchange Commission pursuant to
Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

     I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          /s/ Richard P. Dealy
                                          -------------------------------------
                                  Name:   Richard P. Dealy, Executive Vice
                                          President and Chief Financial Officer
                                  Date:   May 9, 2006